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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Current Report on Form 8-K of our report on the financial statements and financial statements schedules of Starwood Financial Trust, for the three years ended December 31, 1998, dated March 15, 1999, incorporated by reference into its Registration Statement on Form S-4 (No. 333-85897) dated September 21, 1999.

PricewaterhouseCoopers LLP

New York, NY
November 2, 1999